SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2003
                                                          --------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

 1-15157                                                   36-2552989
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 (Commission File Number)            (IRS Employer Identification No)


         1900 West Field Court, Lake Forest, Illinois          60045
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         (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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Item 5. Other Events and Regulation FD Disclosure.
-------------------------------------------------

On March 20, 2003, the Company issued a press release announcing that the Company's Board of Directors had elected K. Dane Brooksher to the Board of Directors at its meeting held March 19, 2003. This press release, filed as
Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7.     Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated March 20, 2003



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 20, 2003

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
    --------------------------
    James V. Faulkner, Jr.
    Vice President and General Counsel


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